                                                                   Exhibit 10.10
                                                                   -------------


THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR QUALIFIED UNDER ANY STATE OR FOREIGN SECURITIES LAW, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT COVERING THIS WARRANT AND/OR SUCH SECURITIES, OR THE HOLDER RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF THE WARRANT AND/OR SUCH SECURITIES SATISFACTORY TO THE COMPANY STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF THE SECURITIES ACT AND THE QUALIFICATION REQUIREMENTS UNDER APPLICABLE STATE OR FOREIGN LAW.


                      WARRANT TO PURCHASE ORDINARY SHARES
                      -----------------------------------

R.T.S. Software Ltd., an Israeli Company (the "Company") hereby grants to Hapoalim Nechasim (Menayot) Ltd. (the "Holder"), the right to purchase from the Company the number of Ordinary Shares of the Company, nominal value NIS 0.10 each (the "Ordinary Shares") specified below, subject to the terms and conditions set forth below, effective as of March 15, 1999 (the "Effective Date").

     1 Number of Ordinary Shares Available for Purchase
       ------------------------------------------------

     This Warrant may be exercised to purchase that number of the Company's Ordinary Shares having an aggregate exercise price in an amount equivalent to one million United States dollars (US$1,000,000), at an exercise price per each Ordinary Share which shall be calculated as set forth in Section 2 below, subject to adjustments under Section 8 of this Warrant (the "Warrant Shares").

1    Exercise Price
     --------------

     The exercise price for each Warrant Share purchasable hereunder shall be calculated as set forth below, subject to adjustments under Section 8 of this Warrant (the "Warrant Price"):

     (i) in the event that, at any time during the period commencing on the Effective Date and ending at 23:59 on December 31, 1999, the Company shall: (a) issue its securities in a Qualified Financing (as such term is defined below in this Section 2); or (b) issue its securities in an Initial Public Offering (as such term is defined below in this Section
          2); (c) enter into a sale of all or substantially all of the Company's property and assets; or (d) enter into a merger or consolidation of the Company with or into another corporation or in the event of any acquisition of all or substantially all the outstanding share capital of the Company, for a consideration either in cash or exchange of securities (including, without limitation, any transaction following which more than fifty percent (50%) of the Company's shares are held by persons who, prior to the said transaction, held less than fifty percent (50%) of the Company's shares) or any other business combination (such transactions described in (a), (b), (c) and (d) above are collectively referred to as "Liquidity Events"), the exercise price for each Warrant Share purchasable hereunder shall be equal to eighty percent (80%) of the price per share paid by purchasers of the Company's securities in the Liquidity Event (assuming such price was calculated on a fully-diluted and as-converted basis, taking into account all convertible securities, convertible loans, warrants, options and all other rights, whatsoever, to receive shares - the "Event Price");

    (ii) in the event that a Liquidity Event shall not be consummated prior to 23:59 on December 31, 1999, then at any time during the period commencing on 00:00 on January 1, 2000 and ending at 23:59 on March 31, 2000, the exercise price for each Warrant Share purchasable hereunder shall be equal to the lower of: (i) the Event Price of a Liquidity Event closing any time during the period commencing on 00:00 on January 1, 2000 and ending at 23:59 on March 31, 2000; or (ii) a price reflecting a pre money Company valuation of US$100,000,000, which shall be equal to a fraction, the numerator of which is US$100,000,000, and the denominator of which is the total number of issued and outstanding shares of the Company at the time of exercise (on a fully diluted and as-converted basis, taking into account all convertible securities, convertible loans, warrants, options and all other rights, whatsoever, to receive shares). As an illustration of the foregoing, if the number of issued and outstanding shares of the Company, on a fully diluted and as converted basis, as of the date of exercise, is 14,959,224 shares, and the Warrant Price applicable to the exercise of this Warrant on the date hereof would be US$100,000,000/14,959,224 = US$6.685.

   (iii) Subject to the provisions of Section 3 hereof, in the event that a Liquidity Event shall not be consummated prior to 23:59 on March 31, 2000, then at any time during the period commencing on 00:00 on April 1, 2000 and ending at 23:59 on June 30, 2000, the exercise price for each Warrant Share purchasable hereunder shall be equal to the lower of: (i) the Event Price of a Liquidity Event closing any time during the period commencing on 00:00 on January 1, 2000 and ending at 23:59 on June 30, 2000; or (ii) a price reflecting a pre money Company valuation of US$80,000,000, which shall be equal to a fraction, the numerator of which is US$80,000,000, and the denominator of which is the total number of issued and outstanding shares of the Company at the time of exercise (on a fully diluted and as-converted basis, taking into account all convertible securities, convertible loans, warrants, options and all other rights, whatsoever, to receive shares). As an illustration of the foregoing, if the number of issued and outstanding shares of the Company, on a fully diluted and as converted basis, as of the date of exercise, is 14,959,224 shares, and the Warrant Price applicable to the exercise of this Warrant on the date hereof would be US$80,000,000/14,959,224 = US$5.348.

     (d) Subject to the provisions of Section 3 hereof, in the event that a Liquidity Event shall not be consummated prior to 23:59 on June 30, 2000, the exercise price for each Warrant Share purchasable hereunder following such date shall be equal to a price reflecting a pre money Company valuation of US$60,000,000, which shall be equal to a fraction, the numerator of which is US$60,000,000, and the denominator of which is the total number of issued and outstanding shares of the Company at the time of exercise (on a fully diluted and as-converted basis, taking into account all convertible securities, convertible loans, warrants, options and all other rights, whatsoever, to receive shares). As an illustration of the foregoing, if the number of issued and outstanding shares of the Company, on a fully diluted and as converted basis, as of the date of exercise, is 14,959,224 shares, and the Warrant Price applicable to the exercise of this Warrant on the date hereof would be US$60,000,000/14,959,224= US$4.011.

     (e) For the avoidance of doubt it is hereby clarified that in no event shall the Warrant Price or the Event Price reflect a pre money Company valuation of less than US$60,000,000.

     For the purpose of this Warrant, the term "Qualified Financing" shall mean the closing of the first financing after the date hereof in which the Company issues Equity Securities (as defined below) and in which persons and/or entities other than, or in addition to, the Company's existing shareholders immediately prior to the Qualified Financing, contribute aggregate gross proceeds to the Company in such financing in excess of two million United States Dollars (US$2,000,000). Equity Securities shall mean securities of the share capital of the Company other than options, warrants or convertible debentures or loans.

     For purposes of this Warrant "Initial Public Offering" shall mean the first underwritten public offering pursuant to an effective registration statement under the Securities Act , or any other securities law of any other jurisdiction, covering the offering and sale of shares of Ordinary Shares for the account of the Company (other than a registration statement effected solely to implement an employee benefit plan, a transaction in which Rule 145 of the Securities and Exchange Commission is applicable or any other form or type of registration in which the Ordinary Shares cannot be included pursuant to the Securities and Exchange Commission rules of practices).

     All references to dates and time are made according to the time in the State of Israel.

3.   Term
     ----

     This Warrant may be exercised, in whole, or in part (subject to Section 4 below), during the period beginning on the Effective Date and ending on the date which is the earlier of: (i) three (3) years following the Effective Date; (ii) immediately following the closing of an Initial Public Offering; and (iii) immediately following the closing of an event described in
     Section 2(i)(c) and (d) hereof. Notwithstanding the foregoing, if, at the conclusion of the initial 12-month period of the credit line of up to US$4,000,000 given to Company by the Holder, the Holder does not extend such credit line for an additional 12-month period, then this Warrant shall immediately terminate upon the termination of the initial 12-month period of such credit line.

4.   Exercise of Warrant
     -------------------

     This Warrant may be exercised in whole or in part on one occasion during its term. The Warrant may be exercised by the surrender of the Warrant to the Company at its principal office together with the Notice of Exercise annexed hereto duly completed and executed on behalf of the Holder.

     a.   Exercise for Cash
          -----------------

          To exercise for cash, the Notice of Exercise must be accompanied by payment in full of the amount of the aggregate purchase price of the Warrant Shares being purchased upon such exercise in immediately available funds, in U.S. Dollars or NIS equivalent thereof, based on the representative rate of exchange published by the Bank of Israel and known at the time of payment.

     b.   Net Exercise
          -------------

          In lieu of the payment method set forth in Section 4(a) above, upon the closing of a Liquidity Event described in Sections 2(i)(b), 2(i)(c) or 2(i)(d), the Holder may elect to exchange the Warrant for a number of Warrant Shares equal to the increase in value of the Warrant Shares otherwise purchasable hereunder on the date of exchange. If the Holder elects to exchange this Warrant as provided in this Section 4(b), the Holder shall tender to the Company the Warrant along with the Notice of Exercise, and the Company shall issue to the Holder the number of Warrant Shares computed using the following formula:

          X = Y (A-B)
              -------
                 A

          Where X = the number of Warrant Shares to be issued to the Holder.

          Y = the number of shares of Warrant Shares purchasable under the Warrant (as adjusted to the date of such calculation, but excluding those shares already issued under this Warrant).

          A = the Fair Market Value (as defined below) of one share of the Company's Ordinary Shares.

          B = Exercise Price (as adjusted to the date of such calculation).

          "Fair Market Value" of an Ordinary Share shall mean:

          (i) Except as set forth in subsection 4.b.(ii) (below), if the Company's Ordinary Shares are not publicly traded, then as determined by the Company's Board of Directors in good faith.

          (ii) If the exercise date is the date of closing of a public offering of the Company's Ordinary Shares pursuant to an effective registration statement under the Securities Act, then the public offering price (before deduction of discounts, commissions or expenses) in such offering.

           In the event of a net exercise, the entire Warrant must be surrendered, and no new Warrant shall be issued.

     c.    Issuance of Shares on Exercise
           ------------------------------

           The Company agrees that the Warrant Shares so purchased shall be issued as soon as practicable thereafter, and that the Holder shall be deemed the record owner of such Warrant Shares as of and from the close of business on the date on which this Warrant shall be surrendered, together with payment in full as required above. In the event of a partial exercise, the Company shall concurrently issue to the Holder a replacement Warrant on the same terms and conditions as this Warrant, but representing the number of Warrant Shares remaining after such partial exercise.

     d.    Conditional Exercise
           --------------------

           In any connection with a Liquidity Event, such exercise may be made conditional upon the completion of such Liquidity Event.

5.   Fractional Interest
     -------------------

     No fractional shares will be issued in connection with any exercise hereunder, and the number of Warrant Shares issued shall be rounded to the nearest whole number.

6.   Warrant Confers No Rights of Shareholder
     ----------------------------------------

     Except as otherwise set forth in this Warrant, the Holder shall not have any rights as a shareholder of the Company with regard to the Warrant Shares prior to actual exercise resulting in the purchase of any Warrant Shares.

7.   Investment Representation
     -------------------------

     Neither this Warrant nor the Warrant Shares issuable upon the exercise of this Warrant have been registered under the Securities Act, or any other securities laws. The Holder acknowledges by acceptance of the Warrant that
     (a) it has acquired this Warrant for investment and not with a view to distribution; (b) it has either a pre-existing personal or business relationship with the Company, or its executive officers, or by reason of its business or financial experience, it has the capacity to protect its own interests in connection with the transaction; and (c) it is an accredited investor as that term is defined in Regulation D promulgated under the Securities Act. The Holder agrees that any Warrant Shares issuable upon exercise of this Warrant will be acquired for investment and not with a view to distribution and such Warrant Shares will not be registered under the Securities Act and applicable state securities laws and that such Warrant Shares may have to be held indefinitely unless they are subsequently registered or qualified under the Securities Act and applicable state securities laws, or based on an opinion of counsel reasonably satisfactory to the Company, an exemption from such registration and qualification is available. The Holder, by acceptance hereof, consents to the placement of legend(s) on all securities hereunder as to the applicable restrictions on transferability in order to ensure compliance with the Securities Act, unless in the opinion of counsel for the Company such legend is not required in order to ensure compliance with the Securities Act. The Company may issue stop transfer instructions to its transfer agent in connection with such restrictions.

8.   Adjustment of Warrant Price and Number of Shares
     ------------------------------------------------

     The number and kind of securities purchasable initially upon the exercise of this Warrant and the Warrant Price shall be subject to adjustment from time to time upon the occurrence of certain events, as follows:

     a.   Adjustment for Shares Splits and Combinations  If the Company at any
          ---------------------------------------------
          time or from time to time during the term of this Warrant effects a subdivision of the outstanding Ordinary Shares, the number of Ordinary Shares issuable upon exercise of this Warrant immediately before the subdivision shall be proportionately increased, and conversely, if the Company at any time or from time to time combines the outstanding Ordinary Shares, the number of Ordinary Shares issuable upon exercise of this Warrant immediately before the combination shall be proportionately decreased. Any adjustment under this Section 8(a) shall become effective at the close of business on the date the subdivision or combination becomes effective.

     b.   Adjustment for Certain Dividends and Distributions  In the event the
          --------------------------------------------------
          Company at any time or from time to time, during the term of this Warrant makes, or fixes a record date for the determination of holders of Ordinary Shares entitled to receive a dividend or other distribution payable in additional shares of Ordinary Shares, then and in each such event the number of Ordinary Shares issuable upon exercise of this Warrant shall be increased as of the time of such issuance or, in the event such a record date is fixed, as of the close of business on such record date, by multiplying the number of Ordinary Shares issuable upon exercise of this Warrant by a fraction: (i) the numerator of which shall be the total number of Ordinary Shares issued and outstanding immediately prior to the time of such issuance or the close of business on such record date plus the number of Ordinary Shares issuable in payment of such dividend or distribution, and (ii) the denominator of which is the total number of shares of Ordinary Shares issued and outstanding immediately prior to the time of such issuance or the close of business on such record date; provided,
                                                                 ---------
          however, that if such record date is fixed and such dividend is not
          -------
          fully paid or if such distribution is not fully made on the date fixed thereof, the number of Ordinary Shares issuable upon exercise of this Warrant shall be recomputed accordingly as of the close of business on such record date and thereafter the number of shares of Ordinary Shares issuable upon exercise of this Warrant shall be adjusted pursuant to this Section 8(b) as of the time of actual payment of such dividends or distributions.

     c.   Adjustments for Other Dividends and Distributions.  In the event the
          -------------------------------------------------
          Company at any time or from time to time during the term of this Warrant makes, or fixes a record date for the determination of holders of Ordinary Shares entitled to receive a dividend or other distribution payable in securities of the Company other than Ordinary Shares, then in each such event provision shall be made so that the Holder shall receive upon exercise of this Warrant, in addition to the number of Ordinary Shares receivable thereupon, the amount of securities of the Company that the Holder would have received had this Warrant been exercised for Ordinary Shares immediately prior to such event (or the record date for such event) and had the Holder thereafter, during the period from the date of such event to and including the date of exercise, retained such securities receivable by it as aforesaid during such period, subject to all other adjustments called for during such period under this Section and the Company's Articles of Association with respect to the rights of the Holder.

     d.   Adjustment for Reclassification, Exchange and Substitution  If the
          ----------------------------------------------------------
          Ordinary Shares issuable upon the exercise of this Warrant are changed into the same or a different number of shares of any class or classes of shares, whether by recapitalization, reclassification or otherwise (other than a subdivision or combination of shares or shares dividend or a reorganization, merger, consolidation or sale of assets, provided for elsewhere in this Section), then and in any such event the Holder shall have the right thereafter to exercise this Warrant into the kind and amount of shares and other securities receivable upon such recapitalization, reclassification or other change, by holders of the number of shares of Ordinary Shares for which this Warrant might have been exercised immediately prior to such recapitalization, reclassification or change, all subject to further adjustment as provided herein and under the Company's Articles of Association.

     e.   Reorganization, Mergers, Consolidations or Sales of Assets  If at any
          ----------------------------------------------------------
          time or from time to time during the term of this Warrant there is a capital reorganization of the Ordinary Shares (other than a recapitalization, subdivision, combination, reclassification or exchange of shares provided for elsewhere in this Subsection) or a merger or consolidation of the Company with or into another corporation, or the sale of all or substantially all of the Company's shares or properties and assets to any other person, then, as a part of such reorganization, merger, consolidation or sale, provision shall be made so that the Holder shall thereafter be entitled to receive upon exercise of this Warrant, the number of shares or other securities or property of the Company, or of the successor corporation resulting from such merger or consolidation or sale, to which a holder of Ordinary Shares deliverable upon conversion would have been entitled on such capital reorganization, merger, consolidation or sale. In any such case (except to the extent any cash or property is received in such transaction), appropriate adjustment shall be made in the application of the provisions of this Subsection and the Company's Articles of Association with respect to the rights of the Holder after the reorganization, merger, consolidation or sale to the end that the provisions of this Subsection and the Company's Articles of Association (including adjustment of the number of shares of Ordinary Shares issuable upon exercise of this Warrant) shall be applicable after that event and be as nearly equivalent to the provisions hereof as may be practicable.

     f.   Other Transactions.  In the event that the Company shall issue shares
          -------------------
          to its shareholders as a result of a split-off, spin-off or the like, then the Company shall give the Holder a 30 days written notice prior to the completion of such issuance or other action.

     g.   General Protection. The Company will not, by amendment of its Articles
          ------------------
          of Association or through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder, or impair the economic interest of the Holder, but will at all times in good faith assist in the carrying out of all the provisions hereof and in taking of all such actions and making all such adjustments as may be necessary or appropriate in order to protect the rights and the economic interests of the Holder against impairment.

     h.   Notice of Capital Changes.  If at any time during the term of this
          -------------------------
          Warrant there shall be any capital reorganization or reclassification of the capital shares of the Company, or consolidation or merger of the Company with, or sale of all or substantially all of its assets to another company or there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Company, or other transaction described in this Section 8, then, in any one or more of said cases, the Company shall give the Holder written notice, by registered or certified mail, postage prepaid, of the date on which such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up shall take place, as the case may be. Such notice shall also specify the date as of which the holders of record of Ordinary Shares shall participate in such subscription rights, or shall be entitled to exchange their Ordinary Shares for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, as the case may be. Such written notice shall be given at least fourteen (14) days prior to the action in question and not less than fourteen (14) days prior to the record date in respect thereto.

     i.   Adjustment of Warrant Price.  Upon each adjustment in the number of
          ---------------------------
          Ordinary Shares purchasable hereunder, the Warrant Price shall be proportionately increased or decreased, as the case may be, in a manner that is the inverse of the manner in which the number of Ordinary Shares purchasable hereunder shall be adjusted.

     j.   Notice of Adjustments.  Whenever the Warrant Price or the number of
          ---------------------
          Ordinary Shares purchasable hereunder shall be adjusted pursuant to
          Section 8 hereof, the Company shall prepare a certificate signed by the chief financial officer of the Company setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated, and the Warrant Price and the number of Ordinary

          Shares purchasable hereunder after giving effect to such adjustment, and shall cause copies of such certificate to be mailed (by first class mail, postage prepaid) to the Holder.

9.   Transfer of This Warrant or Securities Issuable on Exercise Hereof
     ------------------------------------------------------------------

     a. With respect to any offer, sale or other disposition of this Warrant or securities into which such Warrant may be exercised, the Holder will give written notice to the Company prior thereto, describing briefly the manner thereof, together with, if requested by the Company, a written opinion of such Holder's counsel, to the effect that such offer, sale or other distribution may be effected without registration or qualification (under any federal or state law then in effect). Such opinion letter and all such transferees must warrant and represent that each such transferee is an "accredited" investor as that term is defined under Regulation D of the Securities Act. Promptly, as practicable, upon receiving such written notice and opinion and warranties and representations, if so requested, the Company, as promptly as practicable, shall deliver to the Holder one or more replacement Warrant certificates on the same terms and conditions as this Warrant for delivery to the transferees. Each Warrant thus transferred and each certificate representing the securities thus transferred shall bear legend(s) as to the applicable restrictions on transferability in order to ensure compliance with the Securities Act, unless in the opinion of counsel for the Company such legend is not required in order to ensure compliance with the Securities Act. The Company may issue stop transfer instructions to its transfer agent in connection with such restrictions. Any provision of this Warrant to the contrary notwithstanding, the Holder may not offer, sell or otherwise dispose of this Warrant to any third party, other than (i) to a wholly owned subsidiary of Bank Hapoalim B.M., or (ii) to any other transferee approved by the Company in writing in its sole discretion. In addition to the above, any transfer of this Warrant or the Warrant Shares shall be subject to the provisions of the Company's Articles of Association.

     b. In the event that the Company or its shareholders receive an offer to transfer all or substantially all of the shares in the Company, or to effect a merger or acquisition, or sale of all or substantially all of the assets of the Company, then the Company shall promptly inform the Holder in writing of such offer.

10.  Registration Rights
     -------------------

     The Company covenants and agrees as follows:

     The Holder shall have registration rights in accordance with and subject to an Amendment and Restatement Investors Rights Agreement dated April 22, 1998 (the "Amended Investors Rights Agreement") between the Company and certain of its shareholders, pursuant to which the Company granted such shareholders registration rights as provided therein, and therefore (i) the Holder of this Warrant shall be deemed to be a Holder (as defined in the Amended Investors Rights Agreement) and (ii) (x) the Warrant Shares, and
     (y) any Ordinary Shares of the Company issued as a dividend or other distribution with respect to, or in exchange for or in replacement of, such

     Warrant Shares shall be deemed to be included in the definition of Registrable Shares (as defined in the Amended Investors Rights Agreement).

     Rights and Obligations Survive Exercise and Expiration of Warrant.  The
     ------------------------------------------------------------------
     rights and obligations of the Company and the Holder set forth in this
     Section 10 and in the Registration Rights shall survive the exercise, conversion and expiration of this Warrant only if this Warrant is exercised and only with respect to the Warrant Shares issued in respect of this Warrant.

11.  Representations and Warranties.
     ------------------------------

     The Company represents and warrants to the Holder as follows:

     a. This Warrant has been duly authorized and executed by the Company and is a valid and binding obligation of the Company enforceable in accordance with its terms.

     b. The Warrant Shares are duly authorized and reserved for issuance by the Company and, when issued in accordance with the terms hereof, will be validly issued, fully paid and nonassessable and not subject to any preemptive rights.

     c. The execution and delivery of this Warrant are not, and the issuance of the Warrant Shares upon exercise of this Warrant in accordance with the terms hereof will not be, inconsistent with the Company's Articles of Association, do not and will not contravene any law, governmental rule or regulation, judgment or order applicable to the Company, and, except for consents that have already been obtained by the Company, do not and will not conflict with or contravene any provision of, or constitute a default under, any indenture, mortgage, contract or other instrument of which the Company is a party or by which it is bound or require the consent or approval of, the giving of notice to, the registration with or the taking of any action in respect of or by, any Federal, state or local government authority or agency or other person.

     The Holder hereby represents and warrants to the Company as follows:

     one. Holder has been provided with a copy of the Amended Investors
          Rights Agreement, has carefully read its terms and by executing this Warrant hereby agrees to be bound by the provisions of the Amended Investors Rights Agreement applicable to a "Holder" (as defined therein).

     two. Holder has been provided with a copy of the Articles of Association of the Company (the "Articles") and has carefully read the provisions thereof (including without limitation the provisions of the "Drag Along Right" as set forth in Article _____).

12.  Expenses
     --------

     The Company will pay the Israeli Stamp Duty on the issuance of the Warrant Shares, and will notify the Israeli Companies Registrar of such issuance within the time period required by law. The Stamp Duty on this Warrant, if any, will be paid in full by the Company.

13.  Loss, Theft, Destruction or Mutilation of Warrant
     -------------------------------------------------

     Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of any Warrant or Shares certificate, and in case of loss, theft or destruction, of indemnity, or security reasonably satisfactory to it, and upon reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of such Warrant or Shares certificate, if mutilated, the Company will make and deliver a new Warrant or Shares certificate of like tenor and dated as of such cancellation, in lieu of such Warrant or Shares certificate.

14.  Notices
     -------

     Any notice or other communication hereunder shall be in writing and shall be deemed to have been given upon delivery, if personally delivered or three business days after deposit if deposited in the mail for mailing by certified mail, postage prepaid, and addressed as follows:

     If to Holder:  Bank Hapoalim B.M.
                    Electronics Group - Industrial Sector
                    41-45 Rothschild Blvd.
                    Tel Aviv, Israel
                    attn.: Ruthi Simha
                    fax: 03-567-5699

     If to Company: R.T.S. Software Ltd.
                    5 Kiriat Hamada Street
                    Har Hotzvim, Jerusalem, Israel
                    attn.: Samuel HaCohen or Yohanan Engelhardt
                    fax: 02-5815507

     With a copy to: R.T.S. Software Inc.

                    attn.: Samuel HaCohen or Yohanan Engelhardt
                    fax:  1-781-890-2953

     Each of the above addressees may change its address for purposes of this paragraph by giving to the other addressees notice of such new address in conformance with this paragraph.

15.  Applicable Law; Jurisdiction
     ----------------------------

     This Warrant shall be governed by and construed in accordance with the laws of the State of Israel as applicable to contracts between two residents of the State of Israel entered into and to be performed entirely within the State of Israel. Any dispute arising under or in relation to this Warrant shall be resolved exclusively in the competent court for Tel Aviv-Jaffa district, and each of the parties hereby submits irrevocably to the exclusive jurisdiction of such court.

16.  Entire Agreement
     ----------------

     This Warrant constitutes the entire agreement between the parties hereto with regard to the subject matters hereof, and supercedes any prior communications, agreements and/or understandings between the parties hereto with regard to the subject matters hereof.



Dated: March 15, 1999

       R.T.S. SOFTWARE LTD.

       By:    Samuel HaCohen                        Yohanan Engelhardt
              ----------------------------          ---------------------------
       Title: President and CEO                     CFO
              ----------------------------          ---------------------------
              /s/ Samuel HaCohen                    /s/ Yahanan Engelhardt
              ----------------------------          ---------------------------


Agreed to and accepted:

       Hapoalim Nechasim (Menayot) Ltd.

       By:   Y. Elinar           /s/ I.M. Behar
             ----------------------------------

       Name: /s/ Y. Elinar       I. M. Behar
             ----------------------------------

       Title: Members of the Board of Management
              ----------------------------------

       Address: 41-45 Rothschild Blvd.
                Tel Aviv, Israel

                               NOTICE OF EXERCISE


To:

1. The undersigned hereby elects to purchase _________ shares of Ordinary Shares of ____________, pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price for such shares in full.

2. In exercising this Warrant, the undersigned hereby confirms and acknowledges that the shares of Ordinary Shares are being acquired solely for the account of the undersigned and not as a nominee for any other party, or for investment, and that the undersigned will not offer, sell or otherwise dispose of any such shares of Ordinary Shares except under circumstances that will not result in a violation of the Securities Act of 1933, as amended, or any state securities laws.

3. Please issue a certificate representing said shares of Ordinary Shares in the name of the undersigned.

4. Please issue a new Warrant for the unexercised portion of the attached Warrant in the name of the undersigned.

5 [Optional] This exercise is made contingent upon the closing of the Initial Public Offering on [____________]. In the event that such closing does not take place on or before such date, this exercise shall be withdrawn.



___________________                          ____________________________
(Date)                                       (Print Name)


                                             ____________________________
                                             (Signature)